Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS FILED FROM AND INCLUDING THE RESTATED CERTIFICATE OR A MERGER WITH A RESTATED CERTIFICATE ATTACHED OF "NEW ENTERPRISE STONE & LIME CO., INC." AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

RESTATED CERTIFICATE, FILED THE TWENTY-NINTH DAY OF JUNE, A.D. 2001, AT 1:40 O'CLOCK P.M.

CERTIFICATE OF OWNERSHIP, FILED THE THIRTIETH DAY OF DECEMBER, A.D. 2009, AT 3:23 O'CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2009, AT 11:59 O'CLOCK A.M.

CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-FOURTH DAY OF FEBRUARY, A.D. 2010, AT 10:31 O'CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE TWENTY-SIXTH DAY OF FEBRUARY, A.D. 2010.

CERTIFICATE OF OWNERSHIP, FILED THE FIFTH DAY OF AUGUST,

Jeffrey W. Bullock, Secretary of State

0443819 8100X

110801888

AUTHENTICATION: 8888674

DATE: 07-08-11

You may verify this certificate online at corp.delaware.gov/authver.shtml

A.D. 2010, AT 1:03 O'CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE FIFTH DAY OF AUGUST, A.D. 2010, AT 11:59 O'CLOCK P.M.

CERTIFICATE OF OWNERSHIP, FILED THE FIRST DAY OF DECEMBER, A.D. 2010, AT 10:35 O'CLOCK A.M.

CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 2010, AT 1:55 O'CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2010.

Jeffrey W. Bullock, Secretary of State

0443819 8100X

110801888

AUTHENTICATION: 8888674

DATE: 07-08-11

You may verify this certificate online at corp.delaware.gov/authver.shtml

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

NEW ENTERPRISE STONE & LIME CO., INC.

New Enterprise Stone & Lime Co., Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Delaware, in order to amend and restate its Certificate of Incorporation, hereby certifies as follows:

1. The name of the Corporation is New Enterprise Stone & Lime Co., Inc.

2. The date of filing of its original certificate of incorporation with the Secretary of State was December 30, 1950.

3. Pursuant to resolutions duly adopted by its Board of Directors in accordance with Section 245 of the Delaware General Corporation Law, and pursuant to approval by the Corporation's stockholders by unanimous written consent in accordance with Sections 228, 242 and 245 of the General Corporation Law of Delaware, the Corporation hereby amends and restates its Certificate of Incorporation to be in its entirety as follows:

FIRST: The name of the Corporation is New Enterprise Stone & Lime Co., Inc.

SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, DE, 19801. The name of the registered agent for the Corporation is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The aggregate number of shares of all classes of capital stock that the Corporation shall have authority to issue shall be Seven Hundred Eighty Thousand (780,000)

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:40 PM 06/29/2001
010316132 - 0443819

shares, consisting of: (a) Thirty Thousand (30,000) shares of voting common stock, $1.00 par value, (the "Class A Common Stock"); and (b) Seven Hundred Fifty Thousand (750,000) shares of non-voting common stock, $1.00 par value (the "Class B Common Stock"). The designations, powers, preferences and relative participating, optional or other special rights and the qualifications, limitations and restrictions thereof, in respect of the Common Stock are as follows:

(i) Dividends. The holders of Common Stock shall be entitled to receive such dividends as from time to time may be declared by the Board of Directors of the Corporation. When and as such dividends are declared on the Common Stock, such dividends shall be payable only in cash, property or securities of the Corporation and the holders of the Common Stock shall be entitled to share equally, share for share, in such dividends.

(ii) Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, the holders of Common Stock then outstanding shall be entitled to share ratably according to the number of shares of Common Stock held by them in the remaining assets of the Corporation available for distribution to holders of Common Stock.

(iii) Voting Rights. Except as otherwise provided by the General Corporation Law of Delaware and herein, the holders of the Class A Common Stock shall have one (1) vote for each share of such stock owned by them on all matters to be voted on by the stockholders of the Corporation. The Class B Common Stock shall not have the right to vote on any matter except as otherwise mandated by the General Corporation Law of Delaware.

FIFTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

SIXTH: In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, amend, repeal or restate the Bylaws of the Corporation.

SEVENTH: To the fullest extent permitted by law, no director of the Corporation shall be personally liable to the Corporation or any stockholder of the Corporation for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not limit the

liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper benefit. If the Delaware General Corporation Law is amended after the filing of the Certificate of Incorporation of which this article is a part to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

EIGHTH: Election of directors of the Corporation need not be written ballot unless the Bylaws of the Corporation shall so provide. The holders of Class A Common Stock shall not have the right to cumulate their votes for the election of directors of the Corporation.

NINTH: Meetings of the stockholders or directors of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide.

TENTH: The books and records of the Corporation may be kept (subject to applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ELEVENTH: Except as provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

THE UNDERSIGNED, being the President of the Corporation, for the purpose of amending and restating the Corporation's Certificate of Incorporation pursuant to the Delaware General Corporation Law, does make this certificate, hereby declaring and certifying that this is my act and deed on behalf of the Corporation this 14th day of December, 2000.

NEW ENTERPRISE STONE & LIME CO., INC.

By: ____________________
Donald L. Detwiler
President

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:28 PM 12/30/2009
FILED 03:23 PM 12/30/2009
SRV 091151175 - 0443819 FILE

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
BLAIR-BEDFORD PAVING COMPANY, INC.
INTO
NEW ENTERPRISE STONE & LIME CO., INC.

(Pursuant to Section 253 of the Delaware General Corporation Law)

New Enterprise Stone & Lime Co., Inc. (the "Company"), a corporation organized and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Company is incorporated in the State of Delaware pursuant to the General Corporation Law of the State of Delaware (the "DGCL"), the provisions of which permit the merger of a subsidiary foreign corporation into its parent corporation organized and existing under the laws of Delaware.

SECOND: The Company owns all of the outstanding shares of common stock of Blair-Bedford Paving Company, Inc., a corporation incorporated in the Commonwealth of Pennsylvania pursuant to the Pennsylvania Business Corporation Law of 1988, as amended (the "Subsidiary"), and having no class of stock outstanding other than the common stock.

THIRD: That on December 17, 2009, the Board of Directors of the Company duly adopted the following resolutions authorizing the merger of the Subsidiary with and into the Company (the "Merger"):

> WHEREAS, the Company owns all of the outstanding shares of common stock of Blair-Bedford Paving Company, Inc., a Pennsylvania corporation (the "Terminating Company") and the Terminating Company has no class of stock outstanding other than said common stock; and
>
> WHEREAS, the Board has determined that it is advisable and in the best interest of the Company and its stockholders to merge itself with the Terminating Company, pursuant to Section 253 of the DGCL and in accordance with a Certificate of Ownership and Merger (the "Certificate of Merger"), with the Company continuing as the surviving corporation (the "Merger");
>
> NOW, THEREFORE, BE IT HEREBY RESOLVED, that the Board hereby adopts and approves the Merger and the Certificate of Merger in all respects; and be it further

RESOLVED, that each officer of the Company, (each an "Authorized Officer") individually, be and hereby is authorized, empowered and directed to certify a Certificate of Ownership and Merger setting forth a copy of the foregoing resolutions, and to cause the same to be filed with the Delaware Secretary of State and to do all acts and things, whatsoever, which may be in any way necessary or appropriate to effect said Merger under the DGCL, the Pennsylvania Business Corporation Law of 1988, as amended, or any other applicable laws; and be it further

RESOLVED, that the effective time of the Certificate of Merger and of the Merger shall be December 31, 2009 at 11:59 p.m. Eastern Time (the "Effective Time"); and be it further

RESOLVED, that at the Effective Time, the Terminating Company shall merge into the Company in accordance with Section 253 of the DGCL, and the Company shall assume all the obligations of the Terminating Company; and be it further

RESOLVED, that at the Effective Time, each issued share of stock of the Terminating Company as of the effective time shall, upon the Effective Time, be cancelled and cease to exist and no payment shall be made with respect thereto, and each issued share of the Company as of the Effective Time will continue as an issued share of the Company as the surviving corporation; and be it further

RESOLVED, that the Authorized Officers be, and they hereby are, authorized and empowered to execute and all such additional instruments and documents in the name and on behalf of the Company to effectuate these resolutions, and to pay all such costs and expenses as in his judgment shall be necessary, proper or advisable in order to carry out the intent and accomplish the purposes of these resolutions, and to take all such further action as shall, in his judgment, be necessary or appropriate in order to carry out the intent and accomplish the purposes of these resolutions, the approval thereof to be conclusively evidenced by the taking of such action; and be it further

RESOLVED, that all actions previously taken by any director, officer, employee or agent of the Company in connection with or related to the matters set forth in or reasonably contemplated or implied by the foregoing

resolutions be, and each of them hereby is, adopted, ratified, confirmed and approved in all respects as the acts and deeds of the Company.

FOURTH: Anything herein or elsewhere to the contrary notwithstanding, this Certificate of Ownership and Merger may be amended or terminated and abandoned by the Board of Directors of the Company at any time prior to the date of filing of this Certificate with the Delaware Secretary of State.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, New Enterprise Stone & Lime Co., Inc. has caused this Certificate of Ownership and Merger to be executed in its corporate name as of this 30th day of December, 2009.

NEW ENTERPRISE STONE & LIME CO., INC.

By ______________________

Name: Paul I. Detwiler, III

Title: Executive Vice President, C.F.O., and Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
NESL BUFFALO HOLDINGS, INC.
INTO
NEW ENTERPRISE STONE & LIME CO., INC.
(Pursuant to Section 253 of the
Delaware General Corporation Law)

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:04 PM 02/24/2010
FILED 10:31 AM 02/24/2010
SRV 100194907 - 0443819 FILE

NEW ENTERPRISE STONE & LIME CO., INC., a Delaware corporation (the "Company"), does hereby certify to the following facts relating to the merger (the "Merger") of NESL BUFFALO HOLDINGS, INC., a Delaware corporation ("Buffalo"), with and into the Company, with the Company remaining as the surviving corporation under the name of NEW ENTERPRISE STONE & LIME CO., INC.

FIRST: That the names and states of incorporation of each of the constituent corporations of the merger are as follows:

NAME	STATE OF INCORPORATION
New Enterprise Stone & Lime Co., Inc.	Delaware
NESL Buffalo Holdings, Inc.	Delaware

SECOND: The Company owns all of the outstanding shares of each class of capital stock of Buffalo.

THIRD: This Certificate of Merger shall be effective at 11:59 p.m. Eastern Time on February 26, 2010.

FOURTH: The Board of Directors of the Company (the "Board"), by the following resolutions duly adopted on February 24, 2010, determined to merge Buffalo with and into the Company pursuant to Section 253 of the Delaware General Corporation Law ("DGCL"):

WHEREAS, the Company is the owner of all issued and outstanding shares of capital stock of NESL Buffalo Holdings, Inc., a Delaware corporation ("Buffalo"); and

WHEREAS, the Company desires to merge Buffalo with and into the Company whereby the Company will continue as the surviving entity pursuant to Section 253 of the DGCL (the "Buffalo Merger").

NOW, THEREFORE, BE IT:

RESOLVED, that the Buffalo Merger and the terms and conditions thereof, be, and they hereby are, adopted and approved in all respects by the Board; and be it

FURTHER RESOLVED, that the Buffalo Merger shall occur on February 26, 2010 at 11:59 p.m. Eastern Time; and be it

FURTHER RESOLVED, that the Company shall be authorized to consummate the Buffalo Merger and each document, certificate and instrument required by the Buffalo Merger, the DGCL, or any other applicable laws to effect the Buffalo Merger; and be it

FURTHER RESOLVED, that the proper officers of the Company be, and each of them hereby is, authorized, empowered and directed to execute and certify a Certificate of Ownership of Merger, and to cause the same to be filed with the Delaware Secretary of State, and to do all acts and things, whatsoever, whether within or without the State of Delaware, which may be in any way necessary or appropriate to effect said Buffalo Merger; and be it

FIFTH: The Company shall be the surviving corporation of the Merger.

SIXTH: The certificate of incorporation of the Company as in effect immediately prior to the effective time of the Merger shall be the certificate of incorporation of the surviving corporation.

[Signature page follows]

IN WITNESS WHEREOF, New Enterprise Stone & Lime Co., Inc., a Delaware corporation, has caused this Certificate to be signed by its duly authorized officer as of February 24th, 2010.

NEW ENTERPRISE STONE & LIME CO., INC.

By: ______________________________

Name: Paul I. Detwiler, III

Title: Executive Vice President, C.F.O., and Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:57 PM 08/05/2010
FILED 01:03 PM 08/05/2010
SRV 100804357 - 0443819 FILE

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
VALLEY QUARRIES, INC. AND MARTIN LIMESTONE, INC.
INTO
NEW ENTERPRISE STONE & LIME CO., INC.
(Pursuant to Section 253 of the
Delaware General Corporation Law)

New Enterprise Stone & Lime Co., Inc., a Delaware corporation (the "Company"), does hereby certify to the following facts relating to the merger (the "Merger") of each of Valley Quarries, Inc., a Pennsylvania corporation ("Valley Quarries"), and Martin Limestone, Inc., a Pennsylvania corporation ("Martin Limestone"), with and into the Company, with the Company remaining in each case the surviving corporation under the name New Enterprise Stone & Lime Co., Inc.

FIRST: The Company is incorporated in the State of Delaware pursuant to the General Corporation Law of the State of Delaware (the "DGCL"), the provisions of which permit the merger of a subsidiary foreign corporation into its parent corporation organized and existing under the laws of Delaware.

SECOND: The Company owns all of the outstanding shares of common stock of Valley Quarries and all of the outstanding shares of common stock of Martin Limestone.

THIRD: This Certificate of Merger shall be effective at 11:59 p.m. Eastern Time on August 5, 2010.

FOURTH: The Board of Directors of the Company (the "Board"), by the resolutions duly adopted on July 22, 2010 and attached hereto as Exhibit A determined to merge Valley Quarries and Martin Limestone with and into the Company pursuant to Section 253 of the Delaware General Corporation Law.

FIFTH: The Company shall be the surviving corporation of the Merger.

SIXTH: The certificate of incorporation of the Company as in effect immediately prior to the effective time of the Merger shall be the certificate of incorporation of the surviving corporation.

SEVENTH: Anything herein or elsewhere to the contrary notwithstanding, this Certificate of Ownership and Merger may be amended or terminated and abandoned by the Board of Directors of the Company at any time prior to the date of filing of this Certificate with the Delaware Secretary of State.

[Signatures appear on following page]

IN WITNESS WHEREOF, New Enterprise Stone & Lime Co., Inc., a Delaware corporation, has caused this Certificate to be signed by its duly authorized officer as of July 30, 2010.

NEW ENTERPRISE STONE & LIME CO., INC.

By: ______________________

Name: Paul I. Detwiler, III

Title: Executive Vice President, C.F.O., and Secretary

EXHIBIT A

BOARD OF DIRECTOR RESOLUTIONS

WHEREAS, the Company is the owner of all the issued and outstanding shares of common stock of Valley Quarries, Inc., a Pennsylvania corporation ("Valley Quarries"), and all the issued and outstanding shares of common stock of Martin Limestone, Inc., a Pennsylvania corporation ("Martin Limestone");

WHEREAS, the Company desires to merge each of Valley Quarries and Martin Limestone with and into the Company whereby the Company will in each case continue as the surviving entity pursuant to Section 253 of the Delaware General Corporation Law ("DGCL") (the "Merger");

WHEREAS, as part of the Merger, the Company desires to enter into that certain Plan of Merger substantially in the form attached hereto as Exhibit A (the "Plan of Merger"), pursuant to which, Valley Quarries and Martin Limestone will be merged with and into the Company;

NOW, THEREFORE BE IT:

RESOLVED, that the Merger and the terms and conditions thereof, be, and they hereby are, adopted and approved in all respects by the Board; and be it

FURTHER RESOLVED, that the Merger shall be deemed effective on August 5, 2010 at 11:59 p.m. Eastern Time; and be it

FURTHER RESOLVED, that the Board, having deemed the Plan of Merger to be in the best interests of the Company, hereby approves and adopts the terms and provisions of, and approves the execution and delivery and the performance by the Company of the Plan of Merger, and each document, certificate and instrument required to effectuate the Plan of Merger, and hereby approves the consummation of the transactions contemplated by the Plan of Merger; and be it

FURTHER RESOLVED, that the Company shall be authorized to consummate the Merger and each document, certificate and instrument, required by the Merger, the DGCL, or any other applicable laws to effect the Merger; and be it

FURTHER RESOLVED, that the Authorized Officers (defined below) of the Company be, and each of them hereby is, authorized, empowered and directed to execute and certify a Certificate of Ownership and Merger, and to cause the same to be filed with the Delaware Secretary of State, and to do all acts and things, whatsoever, whether within or without the State of Delaware, which may be in any way necessary or appropriate to effect said Merger; and be it

FURTHER RESOLVED, that the Authorized Officers (defined below) of the Company be, and each of them hereby is, authorized, empowered and directed to execute on behalf of the Company as sole shareholder of each of Valley Quarries and Martin Limestone, a shareholder consent approving the Merger and Plan of Merger.

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:42 AM 12/01/2010
FILED 10:35 AM 12/01/2010
SRV 101134650 - 0443819 FILE

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
2544 CLINTON, INC. AND ABC PAVING CO., INC.
INTO
NEW ENTERPRISE STONE & LIME CO., INC.
(Pursuant to Section 253 of the
Delaware General Corporation Law)

New Enterprise Stone & Lime Co., Inc., a Delaware corporation (the "Company"), does hereby certify to the following facts relating to the merger (the "Merger") of each of 2544 Clinton, Inc., a New York corporation ("2544"), and ABC Paving Co., Inc., a New York corporation ("ABC"), with and into the Company, with the Company remaining in each case the surviving corporation under the name New Enterprise Stone & Lime Co., Inc.

FIRST: The Company is incorporated in the State of Delaware pursuant to the General Corporation Law of the State of Delaware (the "DGCL"), the provisions of which permit the merger of a subsidiary foreign corporation into its parent corporation organized and existing under the laws of Delaware.

SECOND: The Company owns all of the outstanding shares of common stock of 2544 and all of the outstanding shares of common stock of ABC.

THIRD: This Certificate of Merger shall be effective on December 1, 2010.

FOURTH: The Board of Directors of the Company (the "Board"), by the resolutions duly adopted on November 29, 2010 and attached hereto as Exhibit A determined to merge 2544 and ABC with and into the Company pursuant to Section 253 of the Delaware General Corporation Law.

FIFTH: The Company shall be the surviving corporation of the Merger.

SIXTH: The certificate of incorporation of the Company as in effect immediately prior to the effective time of the Merger shall be the certificate of incorporation of the surviving corporation.

SEVENTH: Anything herein or elsewhere to the contrary notwithstanding, this Certificate of Ownership and Merger may be amended or terminated and abandoned by the Board of Directors of the Company at any time prior to the date of filing of this Certificate with the Delaware Secretary of State.

[Signatures appear on following page]

IN WITNESS WHEREOF, New Enterprise Stone & Lime Co., Inc., a Delaware corporation, has caused this Certificate to be signed by its duly authorized officer as of November 30, 2010.

NEW ENTERPRISE STONE & LIME CO., INC.

By: ______________________________
Name: Paul I. Detwiler, III
Title: Executive Vice President, C.F.O., and Secretary

EXHIBIT A

BOARD OF DIRECTOR RESOLUTIONS

WHEREAS, the Company is the owner of all the issued and outstanding shares of common stock of 2544 Clinton, Inc., a New York corporation ("2544") and all the issued and outstanding shares of common stock of ABC Paving Co., Inc. ("ABC");

WHEREAS, the Company desires to merge each of 2544 and ABC with and into the Company whereby the Company will in each case continue as the surviving entity pursuant to Section 253 of the Delaware General Corporation Law ("DGCL") (the "Merger");

WHEREAS, as part of the Merger, the Company desires to enter into that certain Plan of Merger substantially in the form attached hereto as Exhibit A (the "Plan of Merger"), pursuant to which, 2544 and ABC will be merged with and into the Company;

NOW, THEREFORE BE IT:

RESOLVED, that the Merger and the terms and conditions thereof, be, and they hereby are, adopted and approved in all respects by the Board; and be it

FURTHER RESOLVED, that the Board, having deemed the Plan of Merger to be in the best interests of the Company, hereby approves and adopts the terms and provisions of, and approves the execution and delivery and the performance by the Company of the Plan of Merger, and each document, certificate and instrument required to effectuate the Plan of Merger, and hereby approves the consummation of the transactions contemplated by the Plan of Merger; and be it

FURTHER RESOLVED, that the Company shall be authorized to consummate the Merger and each document, certificate and instrument, required by the Merger, the DGCL, or any other applicable laws to effect the Merger; and be it

FURTHER RESOLVED, that the Authorized Officers (defined below) of the Company be, and each of them hereby is, authorized, empowered and directed to execute and certify (i) a Certificate of Ownership and Merger and to cause the same to be filed with the Secretary of State of the State of Delaware and (ii) a Certificate of Merger, and to cause the same to be filed with the Department of State of the State of New York so that the Merger is effective as of December 1, 2010, and to do all acts and things, whatsoever, whether within or without the State of Delaware and the State of New York, which may be in any way necessary or appropriate to effect said Merger.

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:59 PM 12/28/2010
FILED 01:55 PM 12/28/2010
SRV 101238219 - 0443819 FILE

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
NEW ENTERPRISE TRANSPORTATION, INC. AND STABLER COMPANIES INC.
INTO
NEW ENTERPRISE STONE & LIME CO., INC.
(Pursuant to Section 253 of the
Delaware General Corporation Law)

New Enterprise Stone & Lime Co., Inc., a Delaware corporation (the "Company"), does hereby certify to the following facts relating to the merger (the "Merger") of each of New Enterprise Transportation, Inc., a Pennsylvania corporation ("NETI") and Stabler Companies Inc., a Pennsylvania corporation ("Stabler Companies"), with and into the Company, with the Company remaining in each case the surviving corporation under the name New Enterprise Stone & Lime Co., Inc.

FIRST: The Company is incorporated in the State of Delaware pursuant to the General Corporation Law of the State of Delaware (the "DGCL"), the provisions of which permit the merger of a subsidiary foreign corporation into its parent corporation organized and existing under the laws of Delaware.

SECOND: The Company owns all of the outstanding shares of common stock of NETI and all of the outstanding shares of common stock of Stabler Companies.

THIRD: This Certificate of Merger shall be effective at 11:00 PM Eastern Time on December 31, 2010.

FOURTH: The Board of Directors of the Company (the "Board"), by the resolutions duly adopted on December 16, 2010 and attached hereto as Exhibit A determined to merge NETI and Stabler Companies with and into the Company pursuant to Section 253 of the Delaware General Corporation Law.

FIFTH: The Company shall be the surviving corporation of the Merger.

SIXTH: The certificate of incorporation of the Company as in effect immediately prior to the effective time of the Merger shall be the certificate of incorporation of the surviving corporation.

SEVENTH: Anything herein or elsewhere to the contrary notwithstanding, this Certificate of Ownership and Merger may be amended or terminated and abandoned by the Board of Directors of the Company at any time prior to the date of filing of this Certificate with the Delaware Secretary of State.

[Signatures appear on following page]

IN WITNESS WHEREOF, New Enterprise Stone & Lime Co., Inc., a Delaware corporation has caused this Certificate to be signed by its duly authorized officer as of December 28, 2010.

NEW ENTERPRISE STONE & LIME CO., INC.

By: ______________________

Name: Paul I. Detwiler, III
Title: Executive Vice President, C.F.O., and Secretary

EXHIBIT A

BOARD OF DIRECTOR RESOLUTIONS

WHEREAS, the Company is the owner of all the issued and outstanding shares of common stock of New Enterprise Transportation, Inc., a Pennsylvania corporation ("NETI") and all the issued and outstanding shares of common stock of Stabler Companies Inc., a Pennsylvania corporation ("Stabler Companies");

WHEREAS, the Company desires to merge each of NETI and Stabler Companies with and into the Company whereby the Company will in each case continue as the surviving entity pursuant to Section 253 of the Delaware General Corporation Law ("DGCL") (the "Merger");

WHEREAS, as part of the Merger, the Company desires to enter into that certain Plan of Merger substantially in the form attached hereto as Exhibit A (the "Plan of Merger"), pursuant to which each of NETI and Stabler Companies will be merged with and into the Company;

NOW, THEREFORE BE IT:

RESOLVED, that the Merger and the terms and conditions thereof, be, and they hereby are, adopted and approved in all respects by the Board; and be it

FURTHER RESOLVED, that the Merger shall be deemed effective on December 31, 2010 at 11:00 PM Eastern Time; and be it

FURTHER RESOLVED, that the Board, having deemed the Plan of Merger to be in the best interests of the Company, hereby approves and adopts the terms and provisions of, and approves the execution and delivery and the performance by the Company of the Plan of Merger, and each document, certificate and instrument required to effectuate the Plan of Merger, and hereby approves the consummation of the transactions contemplated by the Plan of Merger; and be it

FURTHER RESOLVED, that the Company shall be authorized to consummate the Merger and each document, certificate and instrument, required by the Merger, the DGCL or any other applicable laws to effect the Merger; and be it

FURTHER RESOLVED, that the Authorized Officers (defined below) of the Company be, and each of them hereby is, authorized, empowered and directed to execute and certify a Certificate of Ownership and Merger, and to cause the same to be filed with the Delaware Secretary of State, to execute and certify the Articles of Merger, and to cause the same to be filed with the Pennsylvania Department of State Corporation Bureau and to do all acts and things, whatsoever, whether within or without the State of Delaware or the Commonwealth of Pennsylvania, which may be in any way necessary or appropriate to effect said Merger; and be it

FURTHER RESOLVED, that the Authorized Officers (defined below) of the Company be, and each of them hereby is, authorized, empowered and directed to execute on

behalf of the Company as sole shareholder of each of NETI and Stabler Companies, a shareholder consent approving the Merger and Plan of Merger.